UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 21, 2016

Alphabet Holding Company, Inc.

(Exact name of registrant as specified in charter)

333-186802

(Commission File Number)

DELAWARE	27-3085103
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

2100 Smithtown Avenue
Ronkonkoma, New York	11779
(Address of principal executive offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure

On April 21, 2016, NBTY, Inc. (the “Company”), a wholly owned subsidiary of Alphabet Holding Company, Inc. (“Holdings”) announced that it priced its offering of $1,075 million in aggregate principal amount of 7.625% Senior Notes due 2021 (the “Notes”) in a private placement (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to use the proceeds from the Offering, together with the expected proceeds from a new $1,400 million senior secured U.S. dollar term loan facility, a new £300 million senior secured British pound term loan facility and borrowings under a new $400 million asset-based lending facility (collectively, the “new senior secured credit facilities”) and cash on hand, to (i) fund the redemption of all of the outstanding 7.75%/8.50% Contingent Cash Pay Senior Notes due 2017 issued by Holdings, (ii) redeem all of the Company’s 9% Senior Notes due 2018, (iii) repay all outstanding borrowings under the Company’s existing senior secured credit facilities and (iv) pay related transaction fees and expenses. The consummation of the Offering is expected to occur on May 5, 2016, subject to customary conditions, and will occur substantially concurrently with, and is conditioned upon, the closing of the Company’s new senior secured credit facilities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report may contain “forward-looking statements” within the meaning of securities laws. Any forward-looking statements involve risks, uncertainties and assumptions. Although we believe that these forward-looking statements and the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. Forward-looking statements include information concerning our liquidity and our possible or assumed future results of operations, including descriptions of our business plan and strategies and benefits we expect to achieve as a result of acquisitions, divestitures, the financing and other transactions discussed herein. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” “suggests” or similar expressions. These statements are based on current expectations, plans and assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. We do not have any obligation to and do not intend to update or revise any forward-looking statements included herein, whether as a result of new information, future events or otherwise. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control.

This Form 8-K is furnished to comply with Item 7.01 of Form 8-K. This Form 8-K is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2016

Alphabet Holding Company, Inc.

By:	/s/ Dipak Golechha
Dipak Golechha
Chief Financial Officer